MUNICIPAL ADVANTAGE FUND INC.

                                                                   March 7, 1997

Dear Shareholder:

     In the first fiscal quarter ended January 31, 1997, the Municipal Advantage Fund continued to meet its objective of providing a high level of income exempt from federal income tax by investing in a leveraged portfolio of quality municipal securities. The Fund paid regular monthly dividends of 6.65 cents per common share during the quarter, or a total of 19.95 cents per share in the three-month period.

     The Fund's total return on net asset value (dividends plus change in net asset value per share, assuming reinvestment of dividends) was 1.2% in the quarter, below the 1.6% return of the Lehman Brothers Municipal Bond Index (Lehman Index), a widely followed benchmark. The Fund's return compared with an average total return of 1.4% for the leveraged closed-end general municipal bond funds monitored by Lipper Analytical Services, Inc. The Fund's performance was 45th among the 63 funds in this Lipper universe.

     Based on the market price of the common shares and assuming reinvestment of dividends, the Fund provided a total return of 1.7% in the quarter, exceeding the Lehman Index. Although we measure ourselves as investment managers based on performance at net asset value (NAV), performance at market--that is, change in market price on the New York Stock Exchange plus dividends--is the return to shareholders.

PREFERRED STOCK COSTS

     The Fund uses leverage from its preferred shares to generate additional income. At the latest auction on February 24, 1997, the Fund sold 91-day auction rate preferred stock at an annual dividend rate of 3.50%, down from 3.69% on the previous 91-day issue. Proceeds from the preferred stock are invested in municipal bonds that yield more than the cost of the preferred, with the Fund's common shares realizing the difference. Besides adding to income, the use of leverage tends to magnify capital appreciation in a rising bond market and magnify capital losses in a declining market.

MARKET REVIEW

     The economy continues to be characterized by persistently low inflation and moderate economic growth, conditions that are usually favorable for investments in bonds. Nonetheless, prices of fixed income securities were erratic during the first fiscal quarter, reflecting investor concerns that the Federal Reserve might raise interest rates to forestall the threat of inflation. In fact, inflation remained in check, and the Fed did not raise rates.

     Bond prices rose in November, then gave up much of those gains in December and January. In this relatively volatile environment, tax-exempt municipal securities were one of the better-performing sectors of the bond market, continuing to benefit from the rapidly evaporating support for radical tax reform proposals. These proposals, which might have undermined the tax benefits of municipal securities, appear now to be dormant.

     We believe quality municipal securities offer good value at this time. Yields on 30-year triple-A municipals were recently equal to about 82% of the yield on comparable Treasury maturities, above the historic norm. This could provide room for prices of municipals to increase relative to Treasuries.

PORTFOLIO ANALYSIS

     At January 31, 1997, 98.1% (based on market value) of the portfolio was invested in long-term securities, with the remainder in cash and cash equivalents. The average maturity of the portfolio at January 31, 1997 was 21 years, unchanged from October 31, 1996.

     In the quarter, we increased the Fund's investments in housing and water/sewer bonds, where we find good value, and in the general obligation bonds of states with improving economies, such as California, Texas and New York. The five largest market sectors in the portfolio as of January 31, 1997 were: housing, 18.2%; health and hospital, 17.5%; general obligation, 15.0%; water and sewer, 13.3%; and airline and airport, 9.7%. The five largest portfolio positions by state were: New York, 18.0%; California, 10.6%; Texas, 10.1%; Illinois, 6.1%; and Michigan, 6.1%. The diversity of the Fund's investments, by both market sector and state, helps control risk.

     We also increased the Fund's investments in higher rated securities, since lower rated municipals offer relatively little additional value at this time. As of January 31, 1997, of the long-term securities owned by the Fund, 83.8% of the assets were rated A or better by Standard & Poor's or Moody's, up from 80.7% three months earlier.

YIELD AND MARKET DISCOUNT

     The yield on the Fund's common shares (based on the $11.875 per share closing market price on January 31, 1997 and the annualized current monthly dividend rate of 6.65 cents per common share) was 6.7% at the end of the quarter, providing a significant real return above inflation. For an investor in the top federal tax bracket of 39.6%, the Fund's yield was equivalent to 11.1% on a taxable basis.

     The Fund's common shares continue to trade in the market at a discount to their NAV, as is true of most closed-end municipal bond funds. The Fund's discount at the end of the quarter was 14.8%, narrowing slightly from the 14.9% discount three months earlier. One way for owners of the Fund's common shares to capitalize on the discount and acquire quality securities at a price well below NAV is by reinvesting dividends, as many of the Fund's shareholders do.

RECENT DEVELOPMENT

     On February 14, 1997, it was announced that a definitive agreement had been reached for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group Inc., to acquire 100% of the stock of Advantage Advisers, Inc., the Fund's investment manager, a 32.5% managing general partnership interest in Oppenheimer Capital and a 1% general partner interest in Oppenheimer Capital, L.P. (owner of approximately a two-thirds interest in Oppenheimer Capital). Oppenheimer Capital is the parent of OpCap Advisors, the Fund's investment adviser. No change is contemplated in the individuals managing the Fund or in the investment strategies now employed.

     Directors of the Fund will soon be asked to approve new investment advisory agreements which will be substantially the same as the existing agreements. If approved by the Board of Directors, shareholders will receive a proxy statement with more detailed information seeking their approval. The acquisitions are also subject to certain client, lender, IRS and other approvals, and are expected to take several months to complete.

TOLL-FREE UPDATE

     We remind you that a recorded periodic update, reviewing the municipal bond markets and containing specific information regarding the Fund and its portfolio, including largest holdings, asset allocation, NAV, performance and other information, is available by calling (800) 421-4777.

SUMMARY

     Whatever the direction of the bond market in the coming months, we will continue to be disciplined in our value approach, seeking to capture the returns that are available on long-term municipal securities while controlling risk.

     We at the Fund, along with the Fund's manager, Advantage Advisers, Inc., and its adviser, OpCap Advisors, remain dedicated to serving your investment needs. Thank you for investing with us.

                                         Sincerely,

                                         Mark C. Biderman
                                         President

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                JANUARY 31, 1997

Principal                                            Credit Rating
  Amount                                             (Moody's/S&P)   Value(A)
------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS--98.2%
            ALABAMA--1.9%
$1,000,000  Alabama State Docks Department Facility
              Revenue,
              6.15%, 10/1/14.......................    Aaa/AAA      $ 1,042,200
  2,000,000 DCH Health Care Authority, Health Care

              Facilities Revenue,
              5.70%, 6/1/15........................     A1/A+         1,985,000
                                                                    -----------
                                                                      3,027,200
                                                                    -----------
            CALIFORNIA--9.2%
 1,000,000  Burbank Redevelopment Agency,
              6.00%, 12/1/13.......................    Baa1/A-        1,009,450
 2,500,000  California Health Facilities Financing
              Authority Revenue,
              6.25%, 3/1/21........................    Aa3/AA         2,565,825
 1,000,000  California State Public Works Board,
              Lease Revenue,
              6.30%, 10/1/10.......................     A/A           1,059,270
 1,000,000  Lafayette Elementary School District,
              5.90%, 5/15/17.......................    Aaa/AAA        1,017,220
 3,000,000  Los Angeles Harbor Department Revenue,
              5.375%, 11/1/23......................     Aa/AA         2,792,910
 1,250,000  Los Angeles Public Works Finance
              Authority (MBIA insured),
              5.25%, 9/1/15........................    Aaa/AAA        1,205,400
 1,000,000  Los Angeles Regional Airports Revenue,
              6.70%, 1/1/22........................     NR/A-         1,065,890
 1,000,000  Madera County Certificates of
              Participation (MBIA insured),
              6.125%, 3/15/23......................    Aaa/AAA        1,031,490
 1,000,000  San Francisco City & County
              Certificates of Participation
              (CGIC insured),
              5.60%, 4/1/16........................    Aaa/AAA          974,700
 1,500,000  Student Education Loan Marketing
              Corporation,
              Student Loan Revenue,
              7.00%, 7/1/10........................     NR/A          1,574,535
                                                                    -----------
                                                                     14,296,690
                                                                    -----------

            COLORADO--5.8%
 3,085,000  Colorado Health Facilities Authority
              Revenue (MBIA insured),
              5.95%, 5/15/12.......................    Aaa/AAA        3,177,365
            Denver City & County Airport Revenue
              (MBIA insured),
 1,500,000    5.60%, 11/15/25......................    Aaa/AAA        1,435,875
 4,500,000    5.75%, 11/15/17......................    Aaa/AAA        4,429,890
                                                                    -----------
                                                                      9,043,130
                                                                    -----------

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)

                                JANUARY 31, 1997

Principal                                            Credit Rating
  Amount                                             (Moody's/S&P)   Value(A)
------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS (CONT'D)
            FLORIDA--1.2%
$2,000,000  Florida State Board of Education,
              5.00%, 6/1/20........................     Aa/AA       $ 1,834,880
                                                                    -----------
            GEORGIA--1.5%
 1,000,000  Savannah Hospital Authority Revenue,
              6.125%, 7/1/12.......................     A2/NR         1,036,150
 1,260,000  Toombs County Hospital Authority
              Revenue,
              7.00%, 12/1/17.......................     NR/BBB        1,308,056
                                                                    -----------
                                                                      2,344,206
                                                                    -----------
            ILLINOIS--6.1%
 3,500,000  Du Page Water Commission, Water
              Revenue,
              5.25%, 5/1/14........................     Aa1/AA        3,365,285
 2,800,000  Illinois Health Facilities Authority
              Revenue,
              9.00%, 11/15/15......................    Baa1/BBB       3,130,932
 2,985,000  Illinois Housing Development Authority
              Revenue,
              6.70%, 8/1/25........................     Aa/AA         3,080,132
                                                                    -----------
                                                                      9,576,349
                                                                    -----------
            KENTUCKY--.7%
 1,000,000  Louisville & Jefferson Counties
              Metropolitan Sewer District
              (AMBAC insured),
              6.50%, 5/15/24.......................    Aaa/AAA        1,097,050
                                                                    -----------
            LOUISIANA--1.0%
 1,500,000  New Orleans General Obligation Bonds
              (AMBAC insured),
              6.125%, 10/1/16......................    Aaa/AAA        1,554,630
                                                                    -----------
            MAINE--.7%
 1,000,000  Maine State Housing Authority, Mortgage
              Purchase,
              7.55%, 11/15/22......................     Aa2/AA        1,053,090
                                                                    -----------
            MARYLAND--1.2%
 1,820,000  Maryland State Community Development
              Administration

              (FHA insured),
              7.60%, 4/1/23........................     Aa/NR         1,881,207
                                                                    -----------
            MASSACHUSETTS--3.5%
 2,250,000  Massachusetts State Health & Education
              Facilities
              Authority Revenue,
              6.25%, 12/1/22.......................      A1/A         2,306,722
 1,175,000  Massachusetts State Water Pollution
              Abatement Trust,
              6.375%, 2/1/15.......................    Aa3/AA+        1,252,797

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                JANUARY 31, 1997

Principal                                            Credit Rating
  Amount                                             (Moody's/S&P)   Value(A)
------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS (CONT'D)
            MASSACHUSETTS (CONT'D)
$2,000,000  Massachusetts State Water Resource
              Authority,
              5.25%, 3/1/13........................      A/A        $ 1,922,220
                                                                    -----------
                                                                      5,481,739
                                                                    -----------
            MICHIGAN--6.1%
 1,000,000  Alpena Public Schools,
              5.70%, 5/1/14........................    Aaa/AAA        1,010,730
 1,700,000  Dearborn School District,
              6.00%, 5/1/14........................     Aa/AA         1,735,836
 1,000,000  Grand Rapids Water Supply Systems
              Revenue (FGIC insured),
              6.50%, 1/1/15........................    Aaa/AAA        1,073,260
            Michigan State Hospital Finance
              Authority Revenue,
 2,490,000    5.375%, 10/15/13.....................     A1/NR         2,336,990
 2,000,000    8.125%, 10/1/21......................    Baa/BBB        2,276,420
 1,000,000  Michigan State Pollution Control
              Revenue,
              6.20%, 9/1/20........................     A3/A-         1,018,420
                                                                    -----------
                                                                      9,451,656
                                                                    -----------
            MINNESOTA--4.5%
            Minnesota State Housing Finance Agency,
 1,650,000    6.00%, 2/1/14........................     Aa/AA         1,668,595
 2,950,000    6.10%, 8/1/22........................     Aa/AA         2,975,281
 2,350,000    6.25%, 8/1/22........................     Aa/AA         2,372,960

                                                                    -----------
                                                                      7,016,836
                                                                    -----------
            NEVADA--4.6%
 2,000,000  Clark County General Obligation Bonds
              (MBIA insured),
              6.00%, 6/1/13........................    Aaa/AAA        2,074,060
 2,000,000  Clark County Passenger Facility Charge
              Revenue
              (MBIA insured),
              5.75%, 7/1/23........................    Aaa/AAA        1,959,980
 1,000,000  Las Vegas General Obligation Bonds,
              6.60%, 10/1/12.......................    Aaa/AAA        1,109,020
            Nevada Housing Division Revenue,
 1,055,000    6.20%, 4/1/17........................     Aaa/NR        1,072,745
 1,000,000    6.20%, 10/1/28.......................     Aaa/NR        1,002,360
                                                                    -----------
                                                                      7,218,165
                                                                    -----------

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                JANUARY 31, 1997

Principal                                            Credit Rating
  Amount                                             (Moody's/S&P)   Value(A)
------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS (CONT'D)
            NEW HAMPSHIRE--2.0%
$1,000,000  New Hampshire Higher Educational &
              Health Facilities
              Authority Revenue,
              6.125%, 10/1/13......................     Baa/NR      $   986,860
            New Hampshire State Housing Finance
              Authority,
   995,000    6.50%, 7/1/14........................     Aa/NR         1,024,512
 1,000,000    6.90%, 7/1/19........................     Aa/NR         1,040,620
                                                                    -----------
                                                                      3,051,992
                                                                    -----------
            NEW JERSEY--2.2%
 1,000,000  New Jersey Economic Development
              Authority,
              Heating & Cooling Revenue,
              6.20%, 12/1/07.......................    NR/BBB-        1,014,900
 2,670,000  North Hudson Sewer Authority Revenue
              (FGIC insured),
              5.125%, 8/1/22.......................    Aaa/AAA        2,502,351
                                                                    -----------
                                                                      3,517,251

                                                                    -----------
            NEW YORK--18.0%
 2,000,000  Metropolitan Transportation Authority,
              Transportation
              Facilities Revenue,
              6.00%, 7/1/14........................    Baa/BBB+       2,005,120
 1,000,000  Municipal Assistance Corporation, City
              of Troy
              (MBIA insured),
              5.00%, 1/15/16.......................    Aaa/AAA          924,940
            New York City General Obligation Bonds,
   300,000    5.75%, 2/1/12........................   Baa1/BBB+         290,349
 2,000,000    5.75%, 2/1/17........................   Baa1/BBB+       1,906,440
 1,000,000    5.875%, 3/15/18......................   Baa1/BBB+         964,210
 1,000,000    6.00%, 8/1/14........................   Baa1/BBB+         987,220
 2,500,000    6.00%, 8/1/16........................   Baa1/BBB+       2,452,175
 1,000,000    6.95%, 8/15/12 (MBIA insured)........    Aaa/AAA        1,116,080
 2,270,000    7.00%, 10/1/09.......................   Baa1/BBB+       2,424,337
 3,000,000  New York City Industrial Development
              Agency,
              Special Facilities Revenue,
              6.125%, 1/1/24.......................      A/A          2,982,180
 3,550,000  New York City Municipal Water Finance
              Authority,
              Water & Sewer Systems Revenue,
              6.00%, 6/15/25.......................      A/A-         3,566,011

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                JANUARY 31, 1997

Principal                                            Credit Rating
  Amount                                             (Moody's/S&P)   Value(A)
------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS (CONT'D)
            NEW YORK (CONT'D)
            New York State Dormitory Authority
              Revenue,
$1,500,000    5.75%, 5/15/24.......................   Baa1/BBB+     $ 1,428,570
   500,000    6.25%, 7/1/25........................   Baa1/BBB-         504,535
 1,500,000    6.75%, 7/1/24 (MBIA insured)(B)......    Aaa/AAA        1,713,900
 1,000,000    7.65%, 8/1/30 (FHA insured)..........     NR/AAA        1,091,840
 1,500,000  New York State Local Government
              Assistance Corporation,
              6.50%, 4/1/20........................      A/A          1,606,800
 1,000,000  New York State Medical Care Facilities,
              Finance Agency Revenue,
              6.50%, 8/15/24.......................   Baa1/BBB+       1,044,740
            New York State Urban Development
              Corporation, Correctional

              Capital Facility,
   500,000    5.375%, 1/1/25.......................    Baa1/BBB         457,890
   565,000    5.625%, 1/1/07.......................    Baa1/BBB         566,576
                                                                    -----------
                                                                     28,033,913
                                                                    -----------
            NORTH CAROLINA--2.0%
 3,500,000  North Carolina Municipal Power Agency,
              No. 1 Catawba
              Electric Revenue (MBIA insured),
              5.00%, 1/1/18........................    Aaa/AAA        3,159,135
                                                                    -----------
            OHIO--1.6%
 2,500,000  Lucas County Hospital Revenue (MBIA
              insured),
              5.45%, 8/15/14.......................    Aaa/AAA        2,460,575
                                                                    -----------
            PENNSYLVANIA---.9%
 1,500,000  Philadelphia Water and Wastewater
              Revenue (MBIA insured),
              5.25%, 6/15/23.......................    Aaa/AAA        1,385,340
                                                                    -----------
            SOUTH CAROLINA--.9%
 1,450,000  York County Industrial Revenue,
              5.70%, 1/1/24........................     A2/A+         1,413,141
                                                                    -----------
            SOUTH DAKOTA--.7%
 1,000,000  Heartland Consumers Power District
              Revenue,
              7.00%, 1/1/16........................    Aaa/AAA        1,152,280
                                                                    -----------
            TENNESSEE--3.5%
 2,020,000  Shelby County General Obligation Bonds,
              5.80%, 4/1/19........................     Aa/AA+        2,045,331

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                JANUARY 31, 1997

Principal                                            Credit Rating
  Amount                                             (Moody's/S&P)   Value(A)
------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS (CONT'D)
            TENNESSEE (CONT'D)
$2,000,000  Tennessee Housing Development Agency,
              6.375%, 7/1/22.......................     Aa/AA       $ 2,021,680
 1,410,000  Tennessee Housing Development Agency,
              Mortgage Finance,
              5.90%, 7/1/18........................     A1/A+         1,415,485
                                                                    -----------

                                                                      5,482,496
                                                                    -----------
            TEXAS--10.1%
 1,000,000  Alliance Airport Authority Revenue,
              6.375%, 4/1/21.......................    Baa2/BBB       1,007,030
 1,000,000  Austin Hotel Occupancy Tax Revenue
              (AMBAC insured),
              5.125%, 11/15/19.....................    Aaa/AAA          912,800
 2,500,000  Brownsville Utility System Revenue
              (AMBAC insured),
              5.25%, 9/1/15........................    Aaa/AAA        2,402,400
 2,300,000  Carrollton Independent School District,
              5.00%, 2/15/17.......................    Aaa/AAA        2,140,219
 1,500,000  Harris County Port Authority General
              Obligation Bonds,
              5.75%, 10/1/17.......................     Aa/AA         1,483,785
 1,000,000  Harris County Toll Road Subordinated
              Lien,
              6.50%, 8/15/15.......................     Aa/AA         1,074,040
            Houston Water Conveyance System,
              Contract Certificates of
              Participation (AMBAC insured),
 1,000,000    6.25%, 12/15/14......................    Aaa/AAA        1,085,770
 1,400,000    7.50%, 12/15/15......................    Aaa/AAA        1,699,936
 2,500,000  San Antonio Electric & Gas Revenue,
              6.00%, 2/1/14........................     Aa1/AA        2,550,725
   500,000  San Antonio Water & Sewer Revenue (MBIA
              insured),
              5.60%, 5/15/21.......................    Aaa/AAA          488,920
 1,000,000  Texas Turnpike Authority Revenue (FGIC
              insured),
              5.25%, 1/1/23........................    Aaa/AAA          940,690
                                                                    -----------
                                                                     15,786,315
                                                                    -----------
            UTAH--1.0%
            Utah Housing Finance Agency (FHA
              insured),
 1,105,000    6.35%, 7/1/11........................     Aa/NR         1,138,857
   420,000    6.55%, 7/1/26........................     Aa/NR           435,187
                                                                    -----------
                                                                      1,574,044
                                                                    -----------
            VERMONT--1.1%
 1,690,000  Vermont Housing Finance Agency (FHA
              insured),
              7.85%, 12/1/29.......................     A1/A-         1,775,801
                                                                    -----------

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                JANUARY 31, 1997

Principal                                            Credit Rating
  Amount                                             (Moody's/S&P)   Value(A)
------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS (CONT'D)
            VIRGINIA--2.8%
$4,200,000  Virginia Housing Development Authority,
              6.50%, 1/1/13........................    Aa1/AA+      $ 4,370,898
                                                                    -----------
            WASHINGTON--1.5%
 1,000,000  King County School District No. 415,
              6.45%, 12/1/12.......................     A1/AA-        1,070,150
 1,160,000  Seattle Museum Development Authority,
              6.30%, 7/1/13........................    Aa1/AA+        1,216,550
                                                                    -----------
                                                                      2,286,700
                                                                    -----------
            WEST VIRGINIA--.6%
 1,000,000  Braxton County Solid Waste Disposal
              Revenue,
              6.125%, 4/1/26.......................      A2/A           998,010
                                                                    -----------
            WISCONSIN--1.3%
 2,000,000  Janesville Pollution Control Revenue,
              5.55%, 4/1/09........................     A3/A-         1,993,020
                                                                    -----------

          Total Long-Term Investments (cost -
              $149,759,358)........................                $153,317,739
                                                                   ------------
            SHORT-TERM INVESTMENTS--1.9%
            CALIFORNIA--1.4%
$2,100,000  Los Angeles Regional Airports Lease
              Revenue, VRDN,
              3.65%, 2/3/97........................   VMIG1/A1+     $ 2,100,000
                                                                    -----------
            SOUTH CAROLINA--.4%
   600,000  South Carolina Jobs Economic
              Development Authority Revenue, VRDN,
              3.55%, 2/3/97........................   VMIG1/A1+         600,000
                                                                    -----------
            TENNESSEE--.1%
   200,000  Metropolitan Nashville Airport
              Authority Revenue, VRDN,
              3.55%, 2/3/97........................   VMIG1/A1+         200,000
                                                                    -----------

            Total Short-Term Investments (cost -
              $2,900,000)..........................                 $ 2,900,000
                                                                    -----------
            Total Investments (cost -
              $152,659,358)........................     100.1%      $156,217,739

            Other Liabilities in Excess of Other
              Assets...............................     (0.1)          (144,132)
                                                     -------------  ------------
            Total Net Assets.......................     100.0%      $156,073,607
                                                     -------------  ------------
                                                     -------------  ------------

------------------------------

VRDN--Variable rate demand notes are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is date of next rate change.

(A) Investment debt securities are valued each week by an independent pricing service as provided by the Board of Directors.

(B) Pre-refunded on July 1, 2004. Collateralized by U.S. Government securities and cash which are held in escrow and are used to pay principal and interest and to retire the bonds in full at the earliest refunding date.

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MUNICIPAL ADVANTAGE FUND INC.

DIRECTORS AND PRINCIPAL OFFICERS

Mark C. Biderman
  Director, Chairman of the Board and President
Raymond D. Horton
  Director
Robert L. Rosen
  Director
Jeswald W. Salacuse
  Director
Robert I. Kleinberg
  Director and Secretary
Robert A. Blum
  Assistant Secretary

INVESTMENT MANAGER

Advantage Advisers, Inc.
One World Financial Center
New York, NY 10281

INVESTMENT ADVISER

OpCap Advisors

One World Financial Center
New York, NY 10281

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

BostonEquiServe L.P.
P.O. Box 8200
Boston, MA 02266-8200

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

This report, including the financial
information herein, is transmitted to
the shareholders of Municipal Advantage
Fund Inc. for their information. It is
not a prospectus, circular or
representation intended for use in the
purchase of shares of the Fund or any
securities mentioned in this report.


MUNICIPAL ADVANTAGE FUND INC.

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                                                              QUARTERLY REPORT
                                                              January 31, 1997